                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 9, 1994
                                                  ------------



                         BECTON, DICKINSON AND COMPANY
- - ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          New Jersey                1-4802                22-0760120
- - ------------------------------------------------------------------------------
     (State or other juris-      (Commission          (IRS Employer Iden-
    diction of incorporation)     File Number)          tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                  07417-1880
- - ------------------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code    (201) 847-6800
                                                     ----------------

                                      N/A
- - ------------------------------------------------------------------------------
        (Former name or former addresses if changed since last report.)

Item 5.  Other Events.
- - ------   -------------

     Becton, Dickinson and Company (the "Company") issued a press release on June 9, 1994 announcing that it has named Clateo Castellini Chairman of the Board of Directors, President and Chief Executive Officer, succeeding Raymond V. Gilmartin, who resigned to accept a similar position with Merck & Co., Inc. The press release also announced that John W. Galiardo has been named to the new position of Vice Chairman of the Board of Directors.

     A copy of the Company's press release is attached hereto as Schedule A and made a part hereof.




                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BECTON, DICKINSON AND COMPANY
                                                (Registrant)



                                       By: /s/  Raymond P. Ohlmuller
                                          ---------------------------
                                              Raymond P. Ohlmuller
                                         Vice President and Secretary


Date: June 13, 1994

                                    News & Information
                                    Becton Dickinson and Company
                                    1 Becton Drive
                                    Franklin Lakes, NJ 07417-1880

[LOGO OF BECTON DICKINSON APPEARS HERE]

                                    Refer To: Ronald Jasper -- 201-847-7160 (B)
                                                               201-837-4220 (H)
                                    --------------------------------------------

                                    Release Date:  June 9, 1994
                                    --------------------------------------------


                                                                      SCHEDULE A
                                                                      ----------

                            BECTON DICKINSON NAMES

                      CASTELLINI CHAIRMAN, PRESIDENT, CEO

                         Galiardo Named Vice Chairman

     Franklin Lakes, NJ -- (June 9, 1994) The Board of Directors of Becton, Dickinson and Company announced today that it has named Clateo Castellini Chairman of the Board of Directors, President and Chief Executive Officer, succeeding Raymond V. Gilmartin, who resigned to accept a similar position with Merck & Co., Inc. Becton Dickinson also has named John W. Galiardo to the new position of Vice Chairman of the Board of Directors.

     Mr. Castellini joined the Company in 1978. In addition to the extensive international experience he gained working overseas for the Company for several years, he has held positions of increasing responsibility at Corporate headquarters for the last ten years. Since 1989, he has been the Company's Medical Sector President.

     Frank A. Olson, Chairman of the Board of the Hertz Corporation and a director of the Company, said: "Clateo has done a superb job leading the worldwide Medical Sector. He is fully committed to the continuing implementation of the Company's successful strategy of raising the quality of patient care and lowering the cost of delivering health care around the world."

                                    (more)

     Another director, Gerald M. Edelman, M.D., Ph.D., expressed his appreciation for Mr. Gilmartin's efforts. "Ray Gilmartin's technical and scientific orientation has served Becton Dickinson well, and as a result of his efforts with our colleagues, the Company is well positioned to meet its growing markets and challenges. We are confident that these same traits will serve
Mr. Gilmartin well in his new position also," said Dr. Edelman.

     Mr. Galiardo joined the Company in 1977. He will continue as General Counsel and is also responsible for the Medical Affairs, Corporate Regulatory and Quality Affairs, the Environment and Safety Departments, and Public Affairs. He is an executive officer and also sits on the Company's Policy Committee.

     Becton Dickinson manufactures and sells a broad range of medical supplies and devices and diagnostic systems for use by health care professionals, medical research institutions and the general public. For its most recent fiscal year, the company reported sales of $2.465 billion.

                                     ####